Acuity Brands (AYI) First Quarter Fiscal 2022 Results

2 Forward Looking Statements This presentation and the related conference call and webcast and press-release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions and information currently available to management. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements are statements other than those of historical fact and may include statements relating to goals, plans, market conditions and projections regarding Acuity Brands' strategy, and specifically include statements made in this presentation around 2022 Financial Framework. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10-K for the fiscal year ended August 31, 2021, filed on October 27, 2021 and those described from time to time in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of events, or otherwise.

3 This presentation includes the following non-generally accepted accounting principles ("GAAP") financial measures: “adjusted operating profit” and “adjusted operating profit margin” for total company and by segment; “adjusted net income;” “adjusted diluted earnings per share (“EPS'”)” “earnings before interest, taxes, depreciation, and amortization (“EBITDA”);” “adjusted EBITDA';” and “free cash flow (“FCF”)”. These non-GAAP financial measures are provided to enhance the reader's overall understanding of the Company's current financial performance and prospects for the future. Specifically, management believes that these non-GAAP measures provide useful information to investors by excluding or adjusting items for acquisition-related items, amortization of acquired intangible assets, share-based payment expense, impairments of investments, and special charges associated with continued efforts to streamline the organization and integrate recent acquisitions. FCF is provided to enhance the reader’s understanding of the Company’s ability to generate additional cash from its business. Management typically adjusts for these items for internal reviews of performance and uses the above non-GAAP measures for baseline comparative operational analysis, decision making, and other activities. Management believes these non-GAAP measures provide greater comparability and enhanced visibility into the Company’s results of operations as well as comparability with many of its peers, especially those companies focused more on technology and software. Non-GAAP financial measures included in this news release should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP. The most directly comparable GAAP measures for adjusted operating profit and adjusted operating profit margin for total company and by segment are “operating profit” and “operating profit margin,” respectively, for total company and by segment, which include the impact of amortization of acquired intangible assets, share-based payment expense, and special charges. The most directly comparable GAAP measures for adjusted net income and adjusted diluted EPS are “net income” and “diluted EPS,” respectively, which include the impact of amortization of acquired intangible assets, share-based payment expense, an impairment of investment, and special charges. The most directly comparable GAAP measure for EBITDA and adjusted EBITDA is “net income”, which include the impact of net interest expense, income taxes, depreciation, amortization of acquired intangible assets, share-based payment expense, special charges, and miscellaneous expense, net. The most directly comparable GAAP measure for FCF is “net cash provided by operating activities.” A reconciliation of each measure to the most directly comparable GAAP measure is available in this news release. The Company’s non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation or as a substitute for GAAP financial measures. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. Non-GAAP Financial Measures

4 Fiscal Q1’22 Key Achievements Satisfying Customer Demand to Drive Sales Growth, While Continuing to Invest in Long-Term Growth and Transformation  Delivered Sales Growth of 17% in Q1’22 VPY  Increased Diluted EPS by 57% in Q1’22 VPY  Aggressive Management of Ongoing Global Supply Chain Challenges  Focus and Investment in Strategic Relationships with Manufacturers and Suppliers  Empowering Teams to Source in the Spot Market  Redesigning and Re-engineering Existing Products to Available Components  Continued Focus on Long Term Growth and Transformation

AYI: Fiscal Q1’22 Performance Gross Profit Margin Operating Margin Net Sales Improvements Across Sales and Profitability Metrics Adjusted Operating Margin1 Diluted EPS Adjusted Diluted EPS1 ($ In Millions, except for EPS) Net Sales Growth 1 Adjusted Operating Profit, EBITDA, Adjusted EBITDA and Adjusted Diluted EPS for the Fourth Quarter are Reconciled in Our Appendix on Slides 14,15 and 16 $792 $926 Q1'21 Q1'22 42.0% 10.8% 13.2% $1.57 $2.03 (5.1%) 41.7% 12.4% 14.4% $2.46 $2.85 16.9% EBITDA1 $109.1 $139.1 Adjusted EBITDA1 $119.1 $147.0

ABL: Fiscal Q1’22 Performance Focus on Product Vitality, Service Levels and Using Technology to Differentiate 1 ABL Adjusted Operating Profit is Reconciled on Slides 17 Operating Margin Net Sales ($ In Millions) Net Sales Growth $754 $884 Q1'21 Q1'22 13.1% 14.4% (5.6%) 14.5% 15.6% 17.3% Adjusted Operating Margin1

ISG: Fiscal Q1’22 Performance Making Spaces Smarter, Safer and Greener 1 ISG Adjusted Operating Profit is Reconciled on 18 7 Operating Margin Net Sales ($ In Millions) Net Sales Growth $41 $46 Q1'21 Q2'22 (0.2%) 9.1% 3.8% 4.3% 13.1% 13.7% Adjusted Operating Margin1

Q1’22 Capital Allocation 8 $84M Operating Cash Flow $9M CapEx $53M Share Repurchase Creating Permanent Value for Shareholders Capital Allocation Priorities Reinvestment in Growth Inventory Investment CapEx M&A Osram Digital Systems Integration Dividend Maintained Share Repurchases 0.3M Shares

Appendix and Non-GAAP Reconciliations 9

2022 Financial Framework As Communicated on the Q4'21 and FY'21 Earnings Call 10  ABL Full Year Revenue Growth: High Single Digits  ISG Full Year Revenue Growth: Mid-Teens  AYI Full Year Gross Profit Margin: 42+ Percent  Capital Allocation Priorities  Investment in Growth  Investment in M&A  Maintain Dividend  Share Repurchases Other  AYI Full Year Tax Rate: ~23 Percent  AYI Full Year Capital Expenditure: ~1.5 Percent of Net Sales

11 AYI Quarterly Trends Gross Profit Margin Operating Margin Net Sales 42.0%41.7% 43.4% 43.0% 10.8%9.9% 11.7% 13.1% Adjusted Operating Margin1 Diluted EPS Adjusted Diluted EPS1 13.2%12.3% 14.0% 15.2% $1.57$1.44 $1.74 $2.37 $2.03$1.84 $2.12 $2.77 42.2% 10.7% 13.5% $1.52 $1.94 ($ In Millions) Net Sales Growth (5.1%)(3.5%) (5.8%) 15.9%(18.1%) 1 Adjusted Operating Profit and Adjusted Diluted EPS are Reconciled in Our Appendix on Slides 14 and 15 42.2% 13.4% 15.8% $2.72 $3.27 42.1% 11.9% 14.7% $1.87 $2.35 11.4%(5.0%) $824.2 $776.2 $891.2 $792.0 $776.6 $899.7 $992.7 $926.1 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 41.7% 12.4% 14.4% $2.46 $2.85 16.9%

ABL Quarterly Trends $788.2 $741.6 $853.1 $753.6 $736.8 $850.0 $946.9 $883.6 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Net Sales Growth Operating Margin Net Sales Adjusted Operating Margin1 (In $Millions) 12.2% 13.5% 13.3% 14.6% 14.3% 15.4% (5.6%) 13.1% 14.4% (6.5%) 13.8% 15.2% 14.6% 14.9% 16.0% 1 Adjusted Operating Profit and Adjusted Operating Profit Margin for ABL is Reconciled, on Slide 17 12 11.0% 15.8% 16.8% 17.3% 14.5% 15.6%

ISG Quarterly Trends $39.1 $37.7 $40.9 $40.8 $43.3 $55.4 $50.5 $46.4 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Net Sales Growth Operating Margin Net Sales Adjusted Operating Margin1 (In $Millions) (8.7%) 5.4% (0.5%) 13.3% (3.9%) 5.1% 3.8% (0.2%) 9.1% 10.7% 1.8% 11.1% 46.9% 13.0% 20.0% 1 Adjusted Operating Profit and Adjusted Operating Profit Margin for ISG is Reconciled, on Slide 17 13 23.5% 4.0% 11.9% 13.7% 4.3% 13.1%

14 AYI Quarterly Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2021 Nov. 30, 2020 Operating Profit (GAAP) $91.0 $81.4 $115.1 $85.7 + Amortization of acquired intangible assets 10.1 10.4 10.3 10.1 + Share-based payment expense 7.5 8.0 7.6 7.7 + Acquisition-related items1 - 0.3 - - Adjusted Operating Profit $108.9 $101.7 $133.0 $104.2 + Special Charges 0.3 1.6 - 0.7 Operating Profit (GAAP) Margin 11.7% 9.9% 12.4% 10.8% Adjusted Operating Profit Margin 14.0% 12.3% 14.4% 13.2% Third Quarter May 31, 2021 May 31, 2020 $118.1 $83.0 10.2 10.8 7.1 7.8 0.9 - $136.8 $104.9 0.5 3.3 13.1% 10.7% 15.2% 13.5% First Quarter 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees. Fourth Quarter Aug. 31, 2021 Aug. 31, 2020 $132.8 $105.9 10.3 10.9 10.2 5.7 1.3 - $156.4 $130.7 1.8 8.2 13.4% 11.9% 15.8% 14.7%

15 AYI Quarterly Reconciliation of Non-GAAP Measures: Adjusted Net Income and Adjusted Earnings Per Share (In Millions Except Per Share Data) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov.30, 2021 Nov.30, 2020 Net Income (GAAP) $62.9 $57.2 + Amortization of acquired intangible assets 10.1 10.4 + Share-based payment expense 7.5 8.0 + Acquisition-related items1 - 0.3 Adjusted net income $76.7 $73.1 + Special Charges 0.3 1.6 Third Quarter May 31, 2021 May 31, 2020 $85.7 $60.4 10.2 10.8 7.1 7.8 0.9 - $100.4 $77.2 0.5 3.3 First Quarter Diluted weighted average number of shares outstanding 36.2 39.736.2 39.7 Diluted Earnings Per Share $2.37 $1.52$1.74 $1.44 Adjusted Diluted Earnings Per Share $2.77 $1.94$2.12 $1.84 37.835.5 $1.57$2.46 $2.03$2.85 $59.6$87.6 10.110.3 7.77.6 -- $76.9$101.3 0.7- Total pre-tax adjustments to net income 17.9 20.3 18.7 21.9 22.517.9 Income tax effects (4.1) (4.4) (4.0) (5.1) (5.2)(4.2) 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees. + Impairments of investments - - - - 4.0- Fourth Quarter Aug. 31, 2021 Aug. 31, 2020 $98.1 $73.7 10.3 10.9 10.2 5.7 1.3 - $117.7 $92.8 1.8 8.2 36.0 39.5 $2.72 $1.87 $3.27 $2.35 25.6 24.8 (6.0) (5.7) 2.0 -

16 AYI Quarterly Reconciliation of Non-GAAP Measures: EBITDA and Adjusted EBITDA (In Millions) Nov.30, 2021 Nov.30, 2020 Net Income (GAAP) + Interest expense, net + Income tax expense + Depreciation Adjusted EBITDA (Non-GAAP) + Amortization First Quarter $59.6$87.6 4.95.9 19.621.3 14.914.0 $119.1$147.0 10.110.3 EBITDA (Non-GAAP) 109.1139.1 + Share-based payment expense + Miscellaneous expense, net + Special charges 7.77.6 1.60.3 0.7-

17 ABL Quarterly Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2021 Nov. 30, 2020 Operating Profit (GAAP) $102.0 $95.8 $98.4$128.1 + Amortization of acquired intangible assets 6.9 6.8 7.07.1 + Share-based payment expense 3.0 3.9 2.93.0 + Acquisition-related items1 - 0.1 -- Adjusted Operating Profit $111.9 $106.6 $108.3$138.2 Operating Profit (GAAP) Margin 13.8% 12.2% 13.1%14.5% Adjusted Operating Profit Margin 15.2% 13.5% 14.4%15.6% Third Quarter May 31, 2021 May 31, 2020 $126.5 $98.6 6.9 6.9 2.4 2.9 - - $135.8 $108.4 14.9% 13.3% 16.0% 14.6% First Quarter 1 Acquisition-Related Items Include Profit in Inventory Fourth Quarter Aug. 31, 2021 Aug. 31, 2020 $149.3 $121.8 7.1 7.2 2.7 2.3 - - $159.1 $131.3 15.8% 14.3% 16.8% 15.4% Segment Breakdown (ABL)

18 ISG Quarterly Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Segment Breakdown (ISG) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2021 Nov. 30, 2020 Operating Profit (Loss) (GAAP) $0.8 ($3.4) ($0.1)$2.0 + Amortization of acquired intangible assets 3.2 3.6 3.13.2 + Share-based payment expense 0.8 1.9 0.70.9 Adjusted Operating Profit (Loss) $4.8 $2.1 $3.7$6.1 Operating Profit (Loss) (GAAP) Margin 1.8% (8.7%) (0.2%)4.3% Adjusted Operating Profit Margin 11.1% 5.4% 9.1%13.1% Third Quarter May 31, 2021 May 31, 2020 $7.2 ($0.2) 3.3 3.9 0.6 1.3 $11.1 $5.0 13.0% (0.5%) 20.0% 13.3% First QuarterFourth Quarter Aug. 31, 2021 Aug. 31, 2020 $2.0 ($1.6) 3.2 3.7 0.8 - $6.0 $2.1 4.0% (3.9%) 11.9% 5.1%